UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2003

CIBER, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23488	38-2046833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado 80111
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 220-0100

Explanatory Note

On February 4, 2003, CIBER, Inc. filed a Current Report on Form 8-K (the “Original Filing”) to announce that we completed the acquisition of ECsoft Group plc. (“ECsoft”) on January 23, 2003.  This Amendment amends Item 7 of the Original Filing to include the financial statements required by Items 7(a) and 7(b).

Following ECsoft’s acquisition by CIBER, it changed its name to CIBER Europe Limited.

Item 7.  Financial Statements and Exhibits.

CIBER amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated January 23, 2003 and filed with the SEC on February 4, 2003, as follows:

(a)          Financial statements of business acquired

CIBER Europe Limited (formerly ECsoft Group plc)

•                  Report of Independent Auditors

•                  Consolidated Profit and Loss Accounts for the years ended 31 December 2001, 2000, 1999 and (unaudited) for the year ended 31 December 2002

•                  Consolidated Statements of Total Recognised Gains and Losses for the years ended 31 December 2001, 2000, 1999 and (unaudited) for the year ended 31 December 2002

•                  Consolidated Balance Sheets as of 31 December 2001, 2000 and (unaudited) as of 31 December 2002

•                  Consolidated Statements of Cash Flows for the years ended 31 December 2001, 2000, 1999 and (unaudited) for the year ended 31 December 2002.

•                  Notes to the Financial Statements

The financial statements required by this item, as listed above, are included in Exhibit 99.2 to this Amendment to the Current Report on Form 8-K and are incorporated herein by reference.

(b)         Pro forma financial information

•                  Introduction to Unaudited Pro Forma Combined Financial Statements

•                  Unaudited Pro Forma Combined Balance Sheet as of December 31, 2002

•                  Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2002

•                  Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2001

•                  Notes to Unaudited Pro Forma Combined Financial Statements

The pro forma financial information required by this item, as listed above, are included in Exhibit 99.3 to this Amendment to the Current Report on Form 8-K and are incorporated herein by reference.

(c)          Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIBER, Inc.

Date:	April 8, 2003	By:	/s/ David G. Durham
David G. Durham
Chief Financial Officer, Senior Vice President and Treasurer

EXHIBIT INDEX

Number	Exhibit Description

2.1	Recommended Cash Offer by Rothschild on behalf of CIBER (UK) Limited a wholly owned subsidiary of CIBER, Inc. for ECsoft Group plc(1)
2.2	Form of Acceptance and Authority - Recommended Cash Offer by Rothschild on behalf of CIBER (UK) Limited a wholly owned subsidiary of CIBER, Inc. for ECsoft Group plc(1)
10.1	Sixth Amendment to Loan and Security Agreement between CIBER, Inc. and Wells Fargo Bank, N.A. dated December 15, 2002(1)
23.1	Consent of Ernst & Young LLP, filed herewith
99.1	CIBER News Release dated January 23, 2003 announcing, “CIBER Clears Final Hurdle in ECsoft Deal Offer is Now Wholly Unconditional.”(1)
99.2	Financial statements of business acquired, filed herewith
99.3	Pro forma financial information, filed herewith

(1)               Incorporated by reference to the Current Report on Form 8-K, dated January 23, 2003 filed with the Securities and Exchange Commission on February 4, 2003.